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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported)    November 20, 2000
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                 Integrated Business Systems and Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


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
                South Carolina                              0-24031                         57-0910139
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(State or Other Jurisdiction of Incorporation)     (Commission File Number)    (I.R.S. Employer Identification No.)
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            115 Atrium Way, Suite 228, Columbia, South Carolina 29223
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          (Address, Including Zip Code, of Principal Executive Offices)


                                 (803) 736-5595
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         Integrated Business Systems and Services, Inc. ("IBSS") desires to report the following recent events:

         (a) On November 20, 2000, IBSS announced that it had retained Coffin Communications Group to implement and manage its investor relations program. A copy of the News Release announcing the engagement of Coffin Communications Group is attached hereto as Exhibit 99.1.

         (b) On November 27, 2000, IBSS announced that it had formed a strategic partnership to pursue Application Service Provider enablement opportunities with Wilcam Systems, LLC. A copy of the News release announcing the partnership is attached hereto as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1, News Release, dated November 20, 2000
                  Exhibit 99.2, News Release, dated November 27, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



Date: December 20, 2000          By: /s/ William S. McMaster
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                                     William S. McMaster
                                     Chief Financial Officer and General Counsel


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